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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                February 1, 2001
                Date of report (Date of earliest event reported)



                              GENFINITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-22045                    13-3525328
     (State or Other         (Commission File Number)         (IRS Employer
      Jurisdiction                                          Identification No.)
    of Incorporation)

             108 East Main Street, Carrboro, North Carolina 27510
                    (Address of Principal Executive Offices)

     309 West Rosemary Street, Suite 105, Chapel Hill, North Carolina 27516
                 (Former address if changed since last report)

                                 (919) 960-2660
              (Registrant's telephone number, including area code)
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Item 5.  Other Events.

         Effective February 1, 2001, Arnold Kwong has resigned as the Chief Operating Officer of Genfinity Corporation. Mr. Kwong is leaving Genfinity Corporation to pursue other interests. Mr. Kwong had notified Genfinity Corporation's Board of Directors of his intention to leave the company in December 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           Genfinity Corporation

Date: February 7, 2001




                                           By  /s/ Nick Tsismenakis
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                                              Name:  Nick Tsismenakis
                                              Title: Director


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